UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2005


                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                   1-5287                22-2879612
   (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)           File Number)        Identification Number)


200 Milik Street, Carteret, New Jersey        07008
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (732) 499-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Officers.

On August 2, 2005, Tom Dahlen resigned from the Board of Directors (the "Board") of Pathmark Stores, Inc. (the "Company"). Mr. Dahlen was appointed to the Board on June 9, 2005 pursuant to the terms of a Securities Purchase Agreement dated as of March 23, 2005 (the "Purchase Agreement"), among the Company, The Yucaipa Companies LLC ("Yucaipa"), and certain investment funds affiliated with Yucaipa (the "Investors") as one of the directors nominated by the Investors.

At the closing of the Purchase Agreement on June 9, 2005, the Company and the Investors entered into a Stockholders' Agreement. Under the terms of the Stockholders' Agreement, in the event of a vacancy in a Board seat reserved for Investor Designated Directors (as defined in the Stockholders' Agreement), the Investors have the sole right to nominate another individual to serve as an Investor Designated Director and the Board is required to elect such individual as soon as possible after his or her nomination. The Company has received a notice from Yucaipa in its capacity as Investors' Representative (as defined in the Purchase Agreement) that it has nominated David Jessick to succeed Mr. Dahlen as an Investor Designated Director, subject to his election by the Board. Mr. Jessick, who began his career as a Certified Public Accountant, served over the last 26 years as a senior financial executive for Thrifty Payless Holdings, Inc., Fred Meyer, Inc. and, most recently, Rite Aid Corporation, where he was part of the senior management team hired following the discovery of significant accounting irregularities. Mr. Jessick held the position of Senior Executive Vice President, Chief Administrative Officer, of Rite Aid Corporation from December 1999 to July 2002, and then served as a consultant to the chief executive officer and finance staff until February 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PATHMARK STORES, INC.


Date: August 8, 2005                By:  /s/ Marc A. Strassler
                                        --------------------------------------
                                        Name:  Marc A. Strassler
                                        Title: Senior Vice President
                                               and General Counsel